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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K




                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 20, 1999
                                                        ------------------


                             Hudson United Bancorp
                             ---------------------
             (Exact Name of Registrant as Specified in its Charter)




          New Jersey                   001-08660                 22-2405746
          ----------                   ---------                 ----------
(State or Other Jurisdiction)        (Commission               (IRS Employer
                                     File Number)            Identification No.)


          1000 Mac Arthur Blvd.
          Mahwah, New Jersey                                       07430
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                        (Zip Code)


       Registrant's telephone number, including area code: (201) 236-2600
                                                           --------------

                                 Not applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)



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Item 5.  Other Events.

         As previously announced, on September 15, 1999, Dime Bancorp, Inc. ("Dime Bancorp") and Hudson United Bancorp (the "Registrant") entered into an Agreement and Plan of Merger by and between the Registrant and Dime Bancorp. This current report on Form 8-K includes certain investor presentation materials related to the merger of equals.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)-(b)  Not applicable.

    (c)  Exhibits Required by Item 601 of Regulation S-K

         Exhibit Number    Description
         --------------    -----------

         99.1              Investor presentation materials, dated
                           September 1999, regarding the merger of
                           equals of the Registrant and Dime Bancorp.







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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                            HUDSON UNITED BANCORP



                                            By: /s/ D. Lynn Van Borkulo-Nuzzo
                                               ---------------------------------
                                                Name: D. Lynn Van Borkulo-Nuzzo
                                                Title: Executive Vice President
                                                       and Corporate Secretary


Date: September 20, 1999


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                                  EXHIBIT INDEX

Exhibit Number             Description

99.1 Investor presentation materials, dated September 1999, relating to the proposed merger of equals of Hudson United Bancorp and Dime Bancorp, Inc.








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